UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A

                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |   Definitive Proxy Statement

|X|   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-12

                             PIONEER VALUE FUND
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                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

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      (2)  Aggregate number of securities to which transaction applies:

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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:

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      (5)  Total fee paid:

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| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

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      (2)  Form, Schedule or Registration Statement No.:

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      (4)  Date Filed:

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                         YOUR VOTE IS VERY IMPORTANT.
                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                       THE ENCLOSED PROXY CARD PROMPTLY.

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                    EASY VOTING OPTIONS:

                     LOGO         VOTE ON THE INTERNET
                                       Log on to:
                                  www.proxy-direct.com
                                   or scan the QR code
                            Follow the on-screen instructions
                                   available 24 hours

                     LOGO             VOTE BY MAIL
                             Vote, sign and date this Proxy
                                 Card and return in the
                                  postage-paid envelope

                     LOGO            VOTE IN PERSON
                               Attend Shareholder Meeting
                                   One Federal Street
                                    Boston, MA 02110
                                     on May 7, 2013
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                 Please detach at perforation before mailing.

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PROXY                           PIONEER VALUE FUND                           PROXY
                          SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON MAY 7, 2013
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This proxy is solicited on behalf of the Board of Trustees of Pioneer Value
Fund.  The undersigned, having received notice of the Special Meeting and the accompanying proxy statement, and revoking all prior proxies, hereby appoint
John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them)
for and in my (our) name(s) to attend the Special Meeting of Shareholders of
Pioneer Value Fund to be held on May 7, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts
02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of beneficial interest of Pioneer
Value Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

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                   VOTE VIA THE INTERNET: www.proxy-direct.com
                   -----------------                  ---------------------------
                        999
                   99999 999
                      999
                   -----------------                  ---------------------------

                   Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                   -----------------------------------------
                   Signature(s) [Title(s) if applicable]

                   -----------------------------------------
                   Signature of joint owner, if any

                   -----------------------------------------
                   Date                               PVF_24423_030713-Ger
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

                         YOUR VOTE IS VERY IMPORTANT.
                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                       THE ENCLOSED PROXY CARD PROMPTLY.

    Important Notice Regarding the Availability of Proxy Materials for the
                           Shareholder Meeting to Be
                             Held on May 7, 2013.
  The proxy statement is available at: https://www.proxy-direct.com/pio-24423

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY

                 Please detach at perforation before mailing.

THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER VALUE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [_]

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                                                                                          FOR AGAINST ABSTAIN
1.  To approve an amended and restated management agreement with Pioneer Investment       [_]   [_]     [_]
    Management, Inc., the fund's investment adviser:

    Please review the enclosed Proxy Statement because it contains important information regarding this proposal.

2.  To approve a modified investment objective for the fund:                              [_]   [_]     [_]

    Please review the enclosed Proxy Statement because it contains important information regarding this proposal.

3.  To consider any other business that may properly come before the meeting and any adjournments or postponements thereof.
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                 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                             PVF_24423_030713-Ger